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                                                                   EXHIBIT 10.21

                               SILICON VALLEY BANK

                               SILICON VALLEY BANK
                                3003 Tasman Drive
                         Santa Clara, California 95054
                                 Sept. 19, 2003

         State Street Bank and Trust Company
         1200 Crown Colony Drive
         Quincy, MA 02169
         ATTENTION: Kevin Hughes

         Re:      Novacept

         Dear Mr. Hughes:

         All terms not defined herein but defined in the Uniform Commercial Code, as in effect from time to time in the Commonwealth of Massachusetts (the "UCC"), shall have the meanings given to such terms in Articles 8 & 9 of the UCC.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, (a) NOVACEPT, a California corporation (the "BORROWER"), (b) CAPITAL ADVISORS (the "INVESTMENT MANAGER"),
(c) SILICON VALLEY BANK (the "LENDER") and (d) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "SECURITIES INTERMEDIARY"), intending to be legally bound, do hereby agree as follows:

1.       Establishment of Account.

         The Securities Intermediary hereby confirms that certain account (Account No. DE1585) (the "ACCOUNT"), identified in the books of the Securities Intermediary in the name of the Borrower, has been established with and is held by the Securities Intermediary. The Account is an account to which financial assets may be credited in accordance with this Agreement.

2.       Acknowledgement of Security Interest.

         The Borrower and Securities Intermediary are parties to one or more agreements governing or relating to the establishment and administration of the Account (referred to herein, collectively if more than one, as the Custodial Agreement"). The Securities Intermediary hereby acknowledges that the Borrower has notified the Securities Intermediary that the Borrower has granted to the Lender a security interest in the Borrower's rights and interests in and to the Account and all entitlements to any and all securities, investment property and other financial assets which are now or hereafter may be deposited in and credited to the Account, and in all cash balances that are credited to the Account from time to time, and in all proceeds of any of the foregoing (collectively, the "ACCOUNT ASSETS"). The initial Account Assets as of the close of business on June 30, 2003, are listed on EXHIBIT A hereto and incorporated herein by reference.

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3.       Account Control.

         3.1      Borrower Control.

                  (i) Unless and until the Securities Intermediary receives written notice from the Lender directing the Securities Intermediary that the Lender is exercising its right to exclusive control over the Account, which notice is substantially in the form attached hereto as Exhibit A (a "NOTICE OF EXCLUSIVE CONTROL"), or if all previous Notices of Exclusive Control have been revoked or rescinded in writing by the Lender, the Borrower (or, until the Investment Manager's receipt of notice from the Lender that it is exercising exclusive control over the Account, the Investment Manager pursuant to the Custodial Agreement) shall be entitled to exercise all rights with respect to, and to direct the Securities Intermediary with respect to, the Account and the Account Assets, including, but not limited to, the investment and re-investment of the Account Assets and the Securities Intermediary shall be entitled to deal with the Borrower (or the Investment Manager pursuant to the Custodial Agreement) as the sole and absolute owner thereof, including without limitation the sale, liquidation, purchase, trading, transfer, delivery, withdrawal, release or payment of any Account Assets, including any cash balances.

                  (ii) The Securities Intermediary shall have no responsibility or liability to the Lender for settling trades of financial assets carried in the Account at the direction of and in accordance with the instructions of the Borrower or the Investment Manager given in accordance with the Custodial Agreement, or for complying with entitlement orders concerning any Account Assets from the Borrower, if received by the Securities Intermediary prior to receipt of a Notice of Exclusive Control from the Lender.

         3.2      Control by Lender.

                  (i) Upon receipt by the Securities Intermediary of a Notice of Exclusive Control, the Securities Intermediary shall thereafter follow only the instructions of the Lender with respect to the Account and the Account Assets, and shall comply with any entitlement order (within the meaning of Section 8-102(a)(8) of the UCC) received from the Lender, without further consent of the Borrower or any other person, and notwithstanding any demand or notice to the contrary from the Borrower.

                  (ii) The Securities Intermediary shall be authorized to follow the instruction or any entitlement order of the Lender pursuant to this Section 3.2 with respect to the Account and the Account Assets in all respects and shall be entitled to deal with the Lender as though the Lender were the sole and absolute owner of the Account and Account Assets, including without limitation with respect to the sale, liquidation, purchase, delivery, trading, transfer, withdrawal, release or payment of any Account Assets, including any cash balances credited to the Account.

                  (iii) The Securities Intermediary shall have no responsibility or liability to the Borrower for complying with a Notice of Exclusive Control or complying with entitlement orders concerning any Account Assets originated by the Lender. The

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         Securities Intermediary shall have no duty to investigate or make any determination as to whether a default or an event of default exists under any credit agreement between the Borrower and the Lender, and the Securities Intermediary shall comply with a Notice of Exclusive Control whether or not the Borrower may allege that no such default or event of default exists.

                 (iv) Concurrently with notifying the Securities Intermediary that it is exercising or rescinding its right of exclusive control over the Account, the Lender shall also provide written notice to the Investment Manager of such exercise or rescission.

4.       Lender Security Interest.

         This Agreement is intended by the Borrower and Lender to grant "control" of the Account Assets to the Lender for purposes of perfection of the Lender's security interest in the Account Assets pursuant to Article 8 and
Article 9 of the UCC. Notwithstanding the foregoing, the Securities Intermediary makes no representation with respect to and shall have no responsibility for the sufficiency of this Agreement for such purpose.

5.       Indemnification.

         In addition to the indemnities set forth in the Custodial Agreement, the Borrower hereby agrees to indemnify and hold the Securities Intermediary harmless from and against all liabilities, obligations, losses, damages, claims, costs and expenses (including without limitation attorney's fees and costs) which may be asserted against or incurred or suffered by the Securities Intermediary arising out of this Agreement or the performance of the Securities Intermediary's agreements or duties hereunder, or as a consequence of any action or omission by the Securities Intermediary pursuant to the terms of this Agreement (except for such claims which have been determined by a court of competent jurisdiction to have resulted from the Securities Intermediary's willful misconduct or gross negligence). The Lender agrees to indemnify and hold the Securities Intermediary harmless from and against any and all liabilities, obligations, losses or claims which may arise as a result of the Securities Intermediary acting in accordance with any notice, instruction, direction or advice received from the Lender pursuant to the terms of this Agreement (except for such claims which have been determined by a court of competent jurisdiction to have resulted from the Securities Intermediary's willful misconduct or gross negligence) THE SECURITIES INTERMEDIARY SHALL NOT BE LIABLE IN ANY EVENT TO THE LENDER, BORROWER, OR INVESTMENT MANAGER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH ANY PARTY MAY INCUR OR SUFFER IN CONNECTION WITH THIS LETTER AGREEMENT, REGARDLESS OF WHETHER THE SECURITIES INTERMEDIARY KNEW OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE. This paragraph shall survive termination of this Agreement and the satisfaction or termination of the Lender's interest in the Account.

6.       Force Majeure.

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         The Securities Intermediary shall not be liable for delays or errors occurring by reason of circumstances beyond the control of the Lender, including, without limitation, acts of civil, military, or banking authorities, national emergencies, market disorder, labor difficulties, fire, flood or other catastrophes, acts of God, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply. In no event shall the Securities Intermediary be liable to any person for consequential damages, exemplary damages, special damages, indirect damages, or lost profits, even if the Securities Intermediary has been advised of the possibility or likelihood of such damages. The provisions of this paragraph shall survive termination of this Agreement and the Lender's interest in the Account

7.       Duties of Securities Intermediary; No Implied Obligations.

                  (i) The Securities Intermediary shall have no duties, obligations, responsibilities or liabilities with respect to the Account or the Account Assets except as and to the extent expressly set forth in this Agreement and the Custodial Agreement, and no implied duties of any kind shall be read into this Agreement against the Securities Intermediary.

                  (ii) Except for the rights of control in favor of the Lender agreed to herein, nothing herein shall be deemed to modify, limit, restrict, amend or supercede the terms of the Custodial Agreement, and Securities Intermediary shall remain entitled to all of the rights, indemnities, powers, immunities and protections in its favor under the Custodial Agreement. The Securities Intermediary does not herein waive or agree to subordinate, and the Securities Intermediary hereby expressly reserves, any lien, security interest and rights of offset which it is granted or to which it is entitled under the Custodial Agreement and/or applicable law.

                  (iii) Without limiting the generality of the foregoing, in no instance shall the Securities Intermediary be under any obligation to take any action to preserve, protect or exercise rights in the Account Assets (except to the extent that may be expressly required by the terms of the Custodial Agreement). It is understood that the Securities Intermediary shall have at no time any responsibility (a) for determining the value of the Account Assets, (b) for any market decline in the value of the Account Assets or (c) for notifying any person of any such decline in market value of the Account Assets.

                  (iv) The Lender hereby expressly acknowledges that the Account may include Account Assets in the nature of securities entitlements in favor of the Securities Intermediary in one or more securities accounts at one or more underlying securities intermediaries in which or through which underlying assets, or entitlements thereto, are held or credited (including without limitation, with respect to federal book-entry securities, a "security entitlement" within the meaning of applicable federal book-entry regulations). The Securities Intermediary shall have no liability for the actions or omissions of, or any errors or omissions in the records of, any such underlying securities intermediary.

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                  (v)      All securities and investment property now or
         hereafter held in the Account shall be treated as "financial assets" within the meaning of Section 8-102(a)(9) of the UCC.

                  (vi) The parties hereto acknowledge that no "security entitlement" under the UCC shall exist with respect to any financial asset held in the Account which is registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower (each such asset an "Identified Security"), except to the extent such Identified Security has been specially indorsed by the Borrower to the Securities Intermediary or in blank. The parties further acknowledge and agree that any such Identified Securities received by it and credited to the Account from time to time shall (so long as so credited to the Account and so long as this Agreement remains in effect) be held by the Securities Intermediary (directly or through a Sub-Custodian, as defined below, as applicable) for the benefit of the Lender, not in its capacity as a "securities intermediary" (as defined in the UCC), but in its capacity as a custodial agent under and subject to the terms of this Agreement.

                  (vii) For avoidance of doubt, the Lender hereby acknowledges that any Account Assets issued outside the United States ("Foreign Security System Assets") and held in the Account, which are held by the Securities Intermediary, a sub-custodian within the Securities Intermediary's network of sub-custodians (each a "SUB-CUSTODIAN") or a depository or book-entry system for the central handling of securities and other financial assets in which the Securities Intermediary or the Sub-Custodian are participants (each, a "SECURITIES SYSTEM") may not permit the Borrower to have a security entitlement under the UCC with respect to such Foreign Security System Assets (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Account).

                  (viii) The Securities Intermediary shall not change the name or the account number of the Account without the prior written consent of the Borrower and the Lender.

8.       Standard of Care.

         8.1 Custodial Agreement. In no event shall the Securities Intermediary be liable for its failure to perform under the terms of this Agreement, except to the extent that the Securities Intermediary has acted with gross negligence or willful misconduct. The Securities Intermediary shall not be responsible for the sufficiency of this Agreement or the arrangement contemplated hereby to create, cause to attach or perfect, any security interest in favor of the Lender.

         8.2 No Implied Duties. The Securities Intermediary shall have no responsibilities, obligations or duties other than those expressly set forth in this Agreement and the Custodial Agreement, and no implied duties, responsibilities or obligations shall be read into this Agreement against the Securities Intermediary; without limiting the generality of the foregoing, State Street shall have no duty to preserve, exercise or enforce rights in the Account Assets (against prior parties or otherwise).

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         8.3      Borrower Instruction. As between the Borrower and the
Securities Intermediary, except as may be otherwise expressly stated herein, the liabilities of each to the other shall be governed by the provisions of the Custodial Agreement. Instructions from a Borrower's Authorized Representative given in accordance with the terms of the Custodial Agreement to the Securities Intermediary hereunder shall also constitute Proper Instructions (as defined in the Custodial Agreement) under the Custodial Agreement. Upon the Investment Manager's receipt from the Lender of the Lender's exercise of exclusive control over the Account, the Borrower acknowledges that the Investment Manager shall have no responsibility for investing and reinvesting the Account Assets, until such time as written notice of the Lender's revocation of such exclusive control is received by the Investment Manager.

         8.4. Lender Instruction. Notwithstanding any provision contained herein or in any other document or instrument to the contrary, the Securities Intermediary shall not be liable for any action taken or omitted to be taken at the instruction of the Lender, or any action otherwise taken or omitted to be taken under, in connection with, or pursuant to the terms of this Agreement, except for in the case of (and to the extent of) the Securities Intermediary's own gross negligence or willful misconduct.

         8.5 Certain Immunities and Protections. In no event shall the Securities Intermediary be liable for indirect, special, punitive or consequential damages of any kind, even if advised of the possibility of such damages. Without limiting the generality of the foregoing, and notwithstanding any provision to the contrary contained herein, the Securities Intermediary:

                  (i) may in any instance where the Securities Intermediary reasonably determines that it lacks authority to take or refrain from taking certain action, or as to the requirements of this Agreement under any circumstance before it, delay or refrain from taking action unless and until it has received appropriate instructions hereunder; provided, however, that under no circumstances shall this clause (i) be construed as requiring the Securities Intermediary to obtain the consent of the Borrower in order to comply with any entitlement order originated by the Lender hereunder;

                  (ii) may consult with legal counsel, independent public accountants, or other experts selected by it in good faith, and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such experts;

                  (iii) will have no duty to ascertain or inquire as to the performance or observance by the Borrower of any of the terms, conditions or covenants of this Agreement, or as to the terms of (or the Borrower's or Lender's compliance with) any credit agreement or related security agreement between the Borrower and Lender, or to inspect the property, books or records of the Borrower;

                  (iv) except for the representations of the Securities Intermediary set forth in Section 9, will not be responsible for the due execution, legality, validity, enforceability, genuineness, effectiveness or sufficiency of this Agreement;

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                  (v)      will not incur any liability by acting or not acting
         in reliance upon any notice, consent, certificate, statement or other instrument or writing reasonably believed by it to be genuine and to be signed or sent by the proper party or parties;

                  (vi) will not incur liability for any notice, consent, certificate, statement, wire instruction, telecopy, or other writing which is delayed, canceled or changed without the actual knowledge of State Street;

                  (vii) shall not be deemed to have or be charged with notice or knowledge of any fact or matter unless a written notice thereof has been received by the Securities Intermediary at the address designated in (or as subsequently designated pursuant to) this Agreement;

                  (viii) shall not be required by any provision of this Agreement to expend or risk the Securities Intermediary's own funds, or to take any action (including but not limited to the institution or defense of legal proceedings) which in its reasonable judgment could cause it to incur or suffer any significant expense or liability (including but not limited to reasonable attorneys' fees and disbursements), unless and until security or indemnity in form and amount reasonably satisfactory to State Street shall have been provided therefor;

                  (ix) shall not incur any liability for acts or omissions of any domestic or foreign depository, securities intermediary or book-entry system for the central handling of financial assets (except to the extent provided in the Custodial Agreement, if applicable); and

                  (x) except as expressly set forth herein, shall not be responsible for the title, validity or genuineness of any Account Asset carried in the Account at any time or times.

9.       Compliance with Legal Process and Judicial Orders.

         The Securities Intermediary shall have no responsibility or liability to the Borrower or to the Lender or to any other person or entity for acting in accordance with any judicial or arbitration process, order, writ, judgment or decree relating to the Account Assets subject to this Agreement notwithstanding that such order or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

10.      Representations and Warranties; Covenants.

         10.1 General Representations. Each of the parties to this Agreement represents and warrants to the other parties to this Agreement as follows:

                  (i) it is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it under this Agreement; and

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                  (ii)     this Agreement has been duly authorized, executed and
         delivered by it, and constitutes its valid, legal and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights in general or by general principles of equity whether considered in a proceeding at law or equity.

         10.2 Securities Intermediary Representations. The Securities Intermediary represents, warrants, covenants, agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement:

                  (i) that in the ordinary course of its business the Securities Intermediary maintains securities accounts for others, and that it is acting in that capacity with respect to the Account;

                  (ii) that there are to its knowledge no other agreements entered into between the Securities Intermediary and the Borrower with respect to the Account except for this Agreement, the Custodial Agreement and any related fee agreement, funds transfer agreement and data access agreement;

                  (iii) that the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than the Custodial Agreement) with any other person or entity relating to the Account or the Account Assets under which it has agreed to comply with entitlement orders (as defined in of the UCC) of such other person or entity; and

                  (iv) that the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Borrower or any other person or entity, purporting to revoke, limit or condition the agreement of the Securities Intermediary set forth in this Agreement to comply with entitlement orders of the Lender, as set forth herein, without the Lender's express written consent.

         10.3 Notice of Third Party Claims. If the Securities Intermediary receives written notice that any person or entity asserts a lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Account, the Securities Intermediary will undertake reasonable efforts promptly to notify the Lender and the Borrower thereof (but shall have no liability in the event of any delay or failure on its part to do so).

         10.4. The Investment Manager is executing this Agreement for the purpose of acknowledging (i) receipt of this Agreement and (ii) knowledge of its terms and conditions.

11.      Further Agreements.

         11.1 Settlement By Borrower. The Borrower agrees with the Securities Intermediary that assets of the Borrower shall not be deposited, delivered or held in the Account until such assets have been fully paid by the Borrower.

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         11.2     No Borrower Contravention of Lender Control. After the Lender
has delivered a Notice of Exclusive Control to the Securities Intermediary, unless such Notice of Exclusive Control is revoked in writing by the Lender, the Borrower agrees that it shall not give any instruction to the Securities Intermediary in respect of the Account or Account Assets without the prior written consent of the Lender.

         11.3 Notice of Default. The Lender agrees that it shall, promptly after becoming aware of the Securities Intermediary's failure to perform or observe any term, covenant or agreement on its part to be performed or observed hereunder, deliver to the Borrower notice thereof setting forth in reasonable detail the circumstances of such failure.

12.      Access to Reports; Tax Reporting.

         12.1 Information Sharing. The Borrower hereby authorizes the Securities Intermediary to forward directly to the Lender a copy of the monthly statement of the Account which is provided by the Securities Intermediary to the Borrower; provided, however, that the Securities Intermediary failure not to forward a copy of such statement to the Lender shall not give rise to any liability hereunder.

         12.2 Tax Reporting. All items of income, gain, expense and loss recognized in the Account which the Securities Intermediary determines that it is required by law to report to the Internal Revenue Service or any other taxing authorities shall be reported to the Internal Revenue Service or such taxing authorities under the name and taxpayer identification number of the Borrower.

13.      Interpleader.

         Notwithstanding any provision contained in this Agreement to the contrary, in the event the Securities Intermediary believes, in its reasonable opinion, that (i) a bona fide dispute exists concerning this Agreement or the disposition of any of the Account or the Account Assets, (ii) a person or entity makes a claim against the Account or the Account Assets, or (iii) any action under any bankruptcy, insolvency or similar law is commenced relating to the Borrower, the Securities Intermediary shall have the absolute right, at its election, to petition a court of competent jurisdiction as to the appropriate action to be taken and either deliver the Account Assets to the court in which the action is commenced or freeze the Account pending receipt of such court direction or order, whereupon the Securities Intermediary shall thereby be relieved from any further liability respecting the Account and the Account Assets and shall be held harmless by the Borrower, Investment Manager and the Bank in taking any action or refraining from taking any action if done pursuant to any direction or order given by such court.

14.      Fees and Expenses of Securities Intermediary.

         14.1 Compensation. The Securities Intermediary shall be entitled to, and the Borrower hereby agrees to pay to the Securities Intermediary, compensation in accordance with the terms of the Custodial Agreement.

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         14.2     Reimbursement For Costs. In addition to the terms of the
Custodial Agreement, the Borrower hereby agrees to pay and reimburse the Custodian for any advances, costs, expenses (including without limitation reasonable attorney's fees and costs) and disbursements that may be paid or incurred by the Custodian in connection with, this Agreement or the arrangement contemplated hereby, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement.

         14.3 Liens. Any amounts that may be owing to the Custodian from time to time pursuant to the terms of, or as described in, this Section 14 and/or Section 5 hereof shall be deemed to be amounts owing under the Custodial Agreement, and shall be deemed to be secured by any lien, encumbrance and other rights that the Custodian may have under the Custodian Agreement and/or applicable law; and the Custodian shall be entitled to exercise such rights and interests in accordance with the terms of the Custodial Agreement.

         14.4 Advances. Without limiting the generality of the foregoing, it is hereby expressly acknowledged and agreed by the parties that the Custodian (including its affiliates, subsidiaries and agents) shall not be obligated to advance cash or investments to, for or on behalf of the Borrower. however, if the Custodian, or its affiliates, subsidiaries or agents, does advance cash or investments for any purpose (including but not limited to securities settlements, foreign exchange contracts, assumed settlement or account overdraft) for the benefit of the Borrower, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from the Custodian's or its nominee's own gross negligence, bad faith or willful misconduct, any property at any time held pursuant to this Agreement shall be security therefore and should the Borrower fail to repay the Custodian promptly, the Custodial shall be entitled to utilize available cash and to dispose of Company assets to the extent necessary to obtain reimbursement.

15.      Termination.

         (a) This Agreement may be terminated by the Securities Intermediary at any time upon not less than thirty (30) days written notice to the Borrower and the Lender. In such event, the Borrower and the Lender shall within twenty (20) days of such notice notify the Securities Intermediary in writing of the appointment of a successor custodian (including name, address, contact person and telephone number) and shall give written instruction to the Securities Intermediary to deliver the Account Assets to such successor Custodian. In the event of the failure of the Borrower and Lender to give such written notification and instruction within such twenty (20) days, the Securities Intermediary shall be entitled to petition a court of competent jurisdiction to appoint a successor (and otherwise to exercise its rights pursuant to Section 13 hereof).

         (b) Upon the sooner to occur of (i) the Securities Intermediary's receipt of notice of the termination or release of the Lender's claim hereunder as provided in Section 16.2 hereof, (ii) delivery of the Account Assets to a successor Custodian pursuant to Section 15.6(a) hereof, or (iii) the termination of the Account in accordance with the Custodial Agreement and distribution or application of the Account Assets in accordance with the terms of this Agreement, this

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Agreement shall terminate and all obligations and duties of the Securities
Intermediary hereunder shall immediately terminate and be discharged.

16.      Miscellaneous.

         16.1 Authorization. The Borrower hereby directs the Securities Intermediary to comply with the terms of this Agreement.

         16.2 Release of Security Interest. The Lender agrees to notify the Securities Intermediary promptly in writing when all obligations of the Borrower to the Lender under the credit agreement between the Borrower and Lender have been fully paid and satisfied (and any commitment of the Lender to advance further amounts or credit thereunder has been terminated) or the Lender otherwise no longer claims any interest in the Account Assets, whichever is soonest; at which time the Securities Intermediary shall have no further liabilities or responsibilities hereunder and the Securities Intermediary's obligations under this Agreement shall terminate.

         16.3 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing (including by facsimile transmission) and may be sent by hand, or by confirmed facsimile transmission (confirmed promptly by mailing of the original) or by telex, answer back received, or delivery by any recognized delivery service, prepaid, or by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing:

         (a)      If to the Securities Intermediary,
                  then: State Street Bank and Trust Company 1200 Crown Colony Drive
                                             Quincy, MA 02169
                                             Attn: Kevin Hughes

         (b)      If to the Lender,
                  then:                      Silicon Valley Bank
                                             3003 Tasman Drive
                                             Santa Clara, CA 95054
                                             Attn: Mercy Forde

         (c)      If to the Borrower,
                  then:                      Novacept
                                             1047 Elwell Court
                                             Palo Alto, CA 94303
                                             Attn: Ed Unkart, VP Finance &
                                             Administration,
                                             Chief Executive Officer

         (d)      If to the Investment Manager,
                  then:                      Capital Advisors
                                             228 Hamilton Street, 3rd Floor
                                             Palo Alto, CA 94301

State Street Bank and Trust Company
Page 12
041102

                                       Attn: Debbie Baker, Senior Vice President

         16.4     Additional Information.

         The Borrower, the Lender and the Investment Manager shall provide to the Securities Intermediary any information or documents and execute any document or instrument which the Securities Intermediary deem necessary or appropriate to perform its obligations hereunder.

         16.5 Amendments in Writing; Counterparts. This Agreement may be amended or modified only in a written document signed by all of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Any proof of this Agreement shall require production of only one such counterpart.

         16.6 Severability. If any provision of this Agreement or any portion of such provision, or the application thereof to any person or circumstance, shall to any extent be prohibited or held invalid or unenforceable, the remainder of this Agreement or the remainder of such provision and the application thereof to other persons or circumstances (other than those as to which it is prohibited or held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision or the application thereof to any person or circumstance prohibited, invalid or unenforceable in any respect.

         16.7 Successors. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

         16.8 Governing Law; Jurisdiction of Securities Intermediary. Each of the parties hereby agrees that this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof, and that the Securities Intermediary's jurisdiction, for purposes of Section 8-110(e) of the UCC as it pertains to this Agreement, the Account and the security entitlements relating to the financial assets (including without limitation, the Account Assets) credited to or otherwise deposited or held in the Account, shall be the Commonwealth of Massachusetts.

         16.9 Assignment. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, that no party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the other parties hereto.

         16.10 Headings. Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

State Street Bank and Trust Company
Page 13
041102

         16.11 Counterparts. This Agreement may be executed simultaneously in any number of counterparts each of which when so executed and delivered shall be an original but all of which shall constitute but one and the same document.

            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

State Street Bank and Trust Company
Page 14
041102

         IN WITNESS WHEREOF, the undersigned have executed this Agreement under their respective seals as of Sept. 19, 2003.

                                         STATE STREET BANK AND TRUST COMPANY

                                         By: /s/ [ILLEGIBLE]
                                            --------------------------
                                         Name: Kevin J. Hughes
                                         Title: Vice President
                                         Its duly authorized officer

                                         SILICON VALLEY BANK

                                         By: /s/ Mercy F. Forde
                                            --------------------------
                                         Name: Mercy F. Forde
                                         Title: Vice President
                                         Its duly authorized Officer

                                         NOVACEPT

                                         By: /s/ Edward W. Unkart
                                            --------------------------
                                         Name:  Edward W. Unkart
                                         Title: VP
                                         Its duly authorized ___________

                                         CAPITAL ADVISORS

                                         By: /s/ Debra A. Potter
                                            --------------------------
                                         Name: Debra A. Potter
                                         Title: Exec. V.P.

                       DESCRIPTION OF INITIAL SECURITIES

                                    EXHIBIT A

State Street Bank and Trust Company
Page 16
041102

                               [LENDER LETTERHEAD]

State Street Bank and Trust Company
1200 Crown Colony Drive
Quincy, MA 02169
Attention: Kevin Hughes

                           NOTICE OF EXCLUSIVE CONTROL

         We hereby instruct you pursuant to the terms of that certain Account Control Agreement dated as of July___, 2003 (as from time to time amended and supplemented, the "Control Agreement") among the undersigned, Capital Advisors (the "Investment Manager"), Novacept (together with its successors and assigns, the "Borrower") and you, as Securities Intermediary, that you (i) shall not follow any instructions or entitlement orders of the Borrower in respect of the Account or the Account Assets (as each such capitalized term is defined in the Control Agreement), and (ii) unless and until otherwise expressly instructed by the undersigned, shall exclusively follow the entitlement orders and instructions of the undersigned in respect of the Account or the Account Assets.

Very truly yours,

Silicon Valley Bank

By:____________________________
       Authorized Signatory

cc:      Novacept
         Capital Advisors